                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                          --------------------------

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)        April 15,  1997
                                                        -----------------------
                                                        -----------------------
      The Money Store Home Improvement Trust 1997-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                       The Money Store/Minnesota Inc.
                       The Money Store/Kentucky Inc.
                           The Money Store/D.C. Inc.
                           -------------------------
            (Exact name of registrant as specified in its charter)



      New Jersey                 333-20817-10          Applied For
      ----------                 ------------          -----------

      State or other             (Commission           (IRS Employer
      jurisdiction of            File Number)          ID Number)
      incorporation)


      2840 Morris Avenue, Union, New Jersey  07083
      -------------------------------------------------
      (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                             (908) 686-2000

                                    n/a
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

      Item 5         Other Events
                     ------------

             Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the April 15, 1997 Remittance Date.

                                  SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                       TMS Mortgage Inc.


                                                       By: /s/ Harry Puglisi
                                                       -------------------------
                                                               Harry Puglisi
                                                                 Treasurer




              Dated:           April 30, 1997

                                  Schedule A

                              List of Originators

                                    1997-I



                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
     AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-I FOR THE APRIL 10, 1997 DETERMINATION DATE.


1.  AGGREGATE AMOUNT RECEIVED (5.03 b)                                               $2,160,381.15


    LESS: SERVICE FEE (7.03 & 5.04)                                                      25,050.13
          CONTINGENCY FEE (7.03 & 5.04)                                                  25,050.13
          OTHER SERVICER FEES (Late Charges / Escrow) (7.03 & 5.04)                       1,120.66
          UNREIMBURSED MONTHLY ADVANCES (5.04 b)                                              0.00
                                                                                -------------------
                                                                                         51,220.92

    PLUS: MONTHLY ADVANCE (6.10) - INCLUDING
               COMPENSATING INTEREST (6.11)                                              70,095.17
          PRE-FUNDING ACCOUNT TRANSFER (6.02)                                             6,999.99
          CAPITALIZED INTEREST ACCOUNT TRANSFER (6.02)                                  255,010.61
                                                                                -------------------
                                                                                        332,105.77



                                                                                -------------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                                                 2,441,266.00
                                                                                ===================


2.  (A) ORIGINAL CLASS A-1 PRINCIPAL BALANCE
                                                                                     48,000,000.00

    (B) ORIGINAL CLASS A-2 PRINCIPAL BALANCE
                                                                                     53,700,000.00

    (C) ORIGINAL CLASS A-3 PRINCIPAL BALANCE
                                                                                     19,487,000.00

    (D) ORIGINAL CLASS M-1 PRINCIPAL BALANCE
                                                                                     25,375,000.00

    (E) ORIGINAL CLASS M-2 PRINCIPAL BALANCE
                                                                                     12,250,000.00

    (F) ORIGINAL CLASS B-1 PRINCIPAL BALANCE
                                                                                      9,625,000.00

    (G) ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                          6,565,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
    CLASS A-1                                                              867,382.52
    CLASS A-2                                                                    0.00
    CLASS A-3                                                                    0.00
    CLASS M-1                                                                    0.00
    CLASS M-2                                                                    0.00
    CLASS B-1                                                                    0.00
    CLASS B-2                                                                    0.00
 TOTAL PRINCIPAL DISTRIBUTION AMOUNT :                                     867,382.52

4.  (A) INTEREST SHORTFALL CARRYFORWARD AMOUNT                                   0.00

    (B) PRINCIPAL SHORTFALL CARRYFORWARD AMOUNT                                  0.00

    (C) TOTAL SHORTFALL CARRYFORWARD AMOUNT                                      0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                8,285,127.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                 362,205.92
    # OF LOANS                                                                     93

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                         185,505.71

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                         319,670.89

9.  AMOUNT OF INTEREST RECEIVED                                          1,276,062.12

10.  (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
        THE DETERMINATION DATE
        MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                           70,095.17

     (B)  AMOUNT OF COMPENSATING INTEREST                                      269.84

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  AMOUNT OF REALIZED LOSSES DURING
       THE DUE PERIOD                                                            0.00

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT            263,200.00
     (B) PRINCIPAL DISTRIBUTION AMOUNT           867,382.52
     (C) CARRY FORWARD AMOUNT                          0.00
     (D) MONTHLY ADVANCE                               0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                                   1,130,582.52

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT            304,747.50
     (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
     (C) CARRY FORWARD AMOUNT                          0.00
     (D) MONTHLY ADVANCE                               0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                                     304,747.50

      CLASS A-3 REMITTANCE AMOUNT:
        (A) CURRENT INTEREST REQUIREMENT                     114,080.15
        (B) PRINCIPAL DISTRIBUTION AMOUNT                          0.00
        (C) CARRY FORWARD AMOUNT                                   0.00
        (D) MONTHLY ADVANCE                                        0.00

        TOTAL CLASS A-3 REMITTANCE AMOUNT                                             114,080.15

      CLASS A REMITTANCE AMOUNT:
        (A) CURRENT INTEREST REQUIREMENT                     682,027.65
        (B) PRINCIPAL DISTRIBUTION AMOUNT                    867,382.52
        (C) CARRY FORWARD AMOUNT                                   0.00
        (D) MONTHLY ADVANCE                                        0.00

        TOTAL CLASS A REMITTANCE AMOUNT                                             1,549,410.17

      CLASS M-1 REMITTANCE AMOUNT:
        (A) CURRENT INTEREST REQUIREMENT                     156,690.63
        (B) PRINCIPAL DISTRIBUTION AMOUNT                          0.00
        (C) CARRY FORWARD AMOUNT                                   0.00
        (D) MONTHLY ADVANCE                                        0.00

        TOTAL CLASS M-1 REMITTANCE AMOUNT                                             156,690.62

      CLASS M-2 REMITTANCE AMOUNT:
        (A) CURRENT INTEREST REQUIREMENT                      82,381.25
        (B) PRINCIPAL DISTRIBUTION AMOUNT                          0.00
        (C) CARRY FORWARD AMOUNT                                   0.00
        (D) MONTHLY ADVANCE                                        0.00

        TOTAL CLASS M-2 REMITTANCE AMOUNT                                              82,381.25

      CLASS M REMITTANCE AMOUNT:
        (A) CURRENT INTEREST REQUIREMENT                     239,071.88
        (B) PRINCIPAL DISTRIBUTION AMOUNT                          0.00
        (C) CARRY FORWARD AMOUNT                                   0.00
        (D) MONTHLY ADVANCE                                        0.00

        TOTAL CLASS M REMITTANCE AMOUNT                                               239,071.88

      CLASS B-1 REMITTANCE AMOUNT:
        (A) CURRENT INTEREST REQUIREMENT                      60,236.46
        (B) PRINCIPAL DISTRIBUTION AMOUNT                          0.00
        (C) CARRY FORWARD AMOUNT                                   0.00
        (D) MONTHLY ADVANCE                                        0.00

        TOTAL CLASS B-1 REMITTANCE AMOUNT                                              60,236.46

      CLASS B-2 REMITTANCE AMOUNT:
        (A) CURRENT INTEREST REQUIREMENT                      44,272.90
        (B) PRINCIPAL DISTRIBUTION AMOUNT                          0.00
        (C) CARRY FORWARD AMOUNT                                   0.00
        (D) MONTHLY ADVANCE                                        0.00

        TOTAL CLASS B-2 REMITTANCE AMOUNT                                              44,272.90

    CLASS B REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                                 104,509.36
       (B) PRINCIPAL DISTRIBUTION AMOUNT                                      0.00
       (C) CARRY FORWARD AMOUNT                                               0.00
       (D) MONTHLY ADVANCE                                                    0.00

       TOTAL CLASS B REMITTANCE AMOUNT                                                       104,509.36

   AGGREGATE REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                               1,025,608.88
       (B) PRINCIPAL DISTRIBUTION AMOUNT                                867,382.52
       (C) CARRY FORWARD AMOUNT                                               0.00
       (D) MONTHLY ADVANCE                                                    0.00

       TOTAL REMITTANCE AMOUNT                                                             1,892,991.40

   14. (A) REIMBURSABLE AMOUNT (I-22)                                                              0.00
       (B) CLASS X REMITTANCE AMOUNT PAYABLE
           PURSUANT TO SECTION 6.08(d) (iii) & (iv)                                          540,982.93

    15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                             47,132,617.48

       (B) CLASS A-2 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                             53,700,000.00

       (C) CLASS A-3 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                             19,487,000.00

       (D) CLASS M-1 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                             25,375,000.00

       (E) CLASS M-2 PRINCIPAL BALANCE AFTER
           DISTRIBUTIONS TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                             12,250,000.00

       (F) CLASS B-1 PRINCIPAL BALANCE AFTER
           DISTRIBUTIONS TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                              9,625,000.00

       (G) CLASS B-2 PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                              6,563,000.00

       (H) TOTAL POOL PRINCIPAL BALANCE AFTER
           DISTRIBUTION TO BE MADE ON THE
           REMITTANCE DATE AND AFTER ALLOCATION
           OF REALIZED LOSSES                                                            174,132,617.48

         16. CLASS B PRINCIPAL DISTRIBUTION TEST                                                               TEST SATISFIED

             (1) TEST SHALL BE SATISFIED IF (i) DOES NOT EXCEED 50% OF (ii)
                 (i) SIXTY-DAY DELINQUENCY RATIO                           0.00%
                 (ii) CLASS A SUBORDINATION PERCENTAGE                    30.90%
                                 PERCENTAGE                                                             0.00%         YES

                         AND EITHER (2) OR (3)

             (2)    BOTH (X) AND (Y)
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                    DOES NOT EXCEED 9%           AND                                                    0.00%
             (Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $19,425,000                                0.00         YES

             (3)    BOTH (X) AND (Y)
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                    DOES NOT EXCEED 15%          AND                                                    0.00%
             (Y) THE CUMULATIVE REALIZED LOSSES DO NOT EXCEED $6,475,000                                 0.00         YES

                         IF (1) AND EITHER (2) OR (3) = "YES", THEN THE TEST IS SATISFIED

         17. CUMULATIVE REALIZED LOSSES                                                                  0.00

         18. (A) THE WEIGHTED AVERAGE MATURITY                                                        214.781

             (B) THE WEIGHTED AVERAGE INTEREST RATE                                                   12.878%

         19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                           25,050.13

             (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                         25,050.13

             (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                             7,291.67

             (D) FHA PREMIUM ACCOUNT                                                                15,865.38

         20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
             SERVICERS PURSUANT TO:

                 (A) SECTION 5.04 (b)                                                                    0.00
                 (B) SECTION 5.04 (c)                                                                    0.00
                 (C) SECTION 5.04 (d)(ii)                                                                0.00
                 (D) SECTION 5.04 (e)                                                                    0.00
                 (E) SECTION 5.04 (f)(i)                                                            50,100.26

         21. CLASS A-1 POOL FACTOR (I-5):
             CURRENT CLASS A-1 PRINCIPAL BALANCE                   47,132,617.48                   0.98192953
             ORIGINAL CLASS A-1 PRINCIPAL BALANCE                  48,000,000.00

             CLASS A-2 POOL FACTOR (I-5):
             CURRENT CLASS A-2 PRINCIPAL BALANCE                   53,700,000.00                   1.00000000
             ORIGINAL CLASS A-2 PRINCIPAL BALANCE                  53,700,000.00

             CLASS A-3 POOL FACTOR (I-5):
             CURRENT CLASS A-3 PRINCIPAL BALANCE                   19,487,000.00                   1.00000000
             ORIGINAL CLASS A-3 PRINCIPAL BALANCE                  19,487,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                                   25,375,000.00                  1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                                  25,375,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                                   12,250,000.00                  1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                                  12,250,000.00

    CLASS B-1 POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                                    9,625,000.00                  1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                   9,625,000.00

    CLASS A-B2 POOL FACTOR (I-5):
    CURRENT CLASS B-2 PRINCIPAL BALANCE                                    6,563,000.00                  1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                   6,563,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                       174,132,617.48                  0.99504353
    ORIGINAL POOL  PRINCIPAL BALANCE                                     175,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                             12.878%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                              14.428%

     (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
            CLASS A-3, CLASS M-1, CLASS M-2, CLASS B-1 AND
            CLASS B-2 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                 7.085%

     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                                               02/28/97          03/31/97
                                                                                                    12.860%           12.878%

23. AMOUNT OF GUARANTY PAYMENTS OR ALTENTA CREDIT ENHANCEMENT
       PAYMENTS RECEIVED DURING THE DUE PERIOD                                                                 0.00

24. THE AMOUNT OF ANY DEFAULTED GUARANTY PAYMENT
       FOR THE DUE PERIOD                                                                                         0

25. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
           FOR THE DUE PERIOD                                                                             15,865.38
           (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
          CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                                      0.00

 26. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
          RECEIVED DURING THE MONTH                                                                            0.00

 27. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                            17,500,000.00

 28.CLAIMS FILED DURING THE DUE PERIOD                                                                         0.00

 29. CLAIMS PAID DURING THE PERIOD                                                                             0.00

 30. CLAIMS DENIED BY FHA DURING THE PERIOD                                                                    0.00

 31. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                                       0.00

 32. OTHER INFORMATION

                                                       EXHIBIT O
                              REMIC DELINQUENCIES AS OF -MARCH 31, 1997

REMIC               OUTSTANDING                   #
SERIES              DOLLARS                       ACCOUNTS RANGES                       AMOUNT                  NO         PCT
1997-I                  $130,382,658.08               7,532    1 TO 29 DAYS           15,885,728.72                 978    12.18%
                                                              30 TO 59 DAYS            1,921,395.08                 121     1.47%
                                                              60 TO 89 DAYS              695,209.35                  44     0.53%
                                                              90 AND OVER                      0.00                   0     0.00%

                                                              FORECLOSURE                      0.00                   0     0.00%
                                                              REO PROPERTY                     0.00                   0     0.00%



                                                              TOTALS                 $18,502,333.15               1,143    14.19%
                                                                                   ===============================================

         1997-I

         The following additional information, presented in dollars, pursuant to
         Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

         SUBCLAUSE              CLASS A-1                CLASS A-2      CLASS A-3       CLASS M-1
         -------------------------------------------------------------------------------------------

         (ii)                           1,000.00           1,000.00             767.96     1,302.15

         (vi)                               7.55               0.00               0.00         0.00

         (vii)                              3.86               0.00               0.00         0.00

         (viii)                             6.66               0.00               0.00         0.00


         (xiii)    (a)                      5.48               5.68               4.50         8.04
                   (b)                     18.07               0.00               0.00         0.00
                   (c)                      0.00               0.00               0.00         0.00
                   (d)                      0.00               0.00               0.00         0.00


         (xv)                             981.93           1,000.00             767.96     1,302.15


         (xxxv)                             0.00               0.00               0.00         0.00




         SUBCLAUSE                                       CLASS M-2     CLASS B-1        CLASS B-2
         ---------                                       ------------------------------------------
         (ii)                                              1,000.00           1,000.00     1,000.00

         (vi)                                                  0.00               0.00         0.00

         (vii)                                                 0.00               0.00         0.00

         (viii)                                                0.00               0.00         0.00


         (xiii)    (a)                                         6.73               6.26         6.75
                   (b)                                         0.00               0.00         0.00
                   (c)                                         0.00               0.00         0.00
                   (d)                                         0.00               0.00         0.00


         (xv)                                              1,000.00           1,000.00     1,000.00


         (xxxv)                                                0.00               0.00         0.00